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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): October 28, 1998


          CWMBS, INC., (as depositor under the Pooling and Servicing
           Agreement, dated as of October 1, 1998, providing for the
         issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust
                               1998-19, Mortgage
                  Pass-Through Certificates, Series 1998-19).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

     Delaware                         333-53861             95-4596514
-----------------------------        ------------         -------------------
 (State or Other Jurisdiction        (Commission          (I.R.S. Employer
          of Incorporation)          File Number)         Identification No.)


4500 Park Granada
Calabasas, California                               91302
---------------------                             ----------
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000

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

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         -----------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

(c)      Exhibits:

         5.1 Legality Opinion of Brown & Wood llp.

         8.1  Tax Opinion of Brown & Wood llp (included in Exhibit 5.1)

         23.1   Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWMBS, INC.



                                             By: /s/ Celia Coulter
                                                 ------------------
                                                     Celia Coulter
                                                     Vice President



Dated:  October 28, 1998

                                  Exhibit Index

Exhibit                                                                Page
-------                                                                ----

5.1    Legality Opinion of Brown & Wood llp                              5

8.1    Tax Opinion of Brown & Wood llp (included in Exhibit 5.1)         5

23.1   onsent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)     5